                                                                    EXHIBIT 99.1


           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements present the condensed financial position of Community Bank System, Inc. (the "Registrant") and First Liberty Bank Corp. ("First Liberty") as of March 31, 2001, assuming that a merger between the Registrant and First Liberty (the "Merger") had occurred as of March 31, 2001 and giving effect to the Merger by combining the results of operations of the Registrant and First Liberty for the years ended December 31, 2000, 1999, and 1998, and the three months ended March 31, 2001 and March 30, 2000. Pro forma earnings per share and weighted average common shares are based on an exchange ratio of 0.56.

The unaudited pro forma condensed combined financial statements were prepared giving effect to the Merger on the pooling of interest accounting method. All adjustment necessary to arrive at a fair presentation of the combined financial condition and results of operations of the Registrant and First Liberty, in the opinion of the management of the Registrant, have been included and are of a normal recurring nature. The data presented below does not reflect possible adjustments for expenses related to the Merger, or any potential cost savings or revenue enhancements resulting from the Merger. Accordingly, the financial condition and results of operations of the Registrant as of the effective date of the Merger and thereafter may be materially different from those reflected in the pro forma information below.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes thereto of the Registrant and First Liberty as set forth in their respective Annual Reports on Form 10-K for the year ended December 31, 2000 and the Quarterly Report on Form 10-Q of the Registrant for the quarter ended March 31, 2001. The unaudited pro forma condensed combined financial statements are presented for informational purposes only. These statements are not necessarily indicative of the combined financial position and results of operations that would have occurred if the Merger had been consummated on March 31, 2001 or at the beginning of the period or of that which may be attained in the future.


                     HISTORICAL AND PRO FORMA BALANCE SHEET

                                                                     At March 31, 2001
                                            --------------------------------------------------------------------
                                                      Historical
                                            -----------------------------
                                           Community Bank     First Liberty      Pro Forma            Pro Forma
                                            System, Inc.        Bank Corp.      Adjustments             Total
ASSETS
    Cash, cash equivalents
     and due from banks                     $    65,690         $  44,523                            $   110,213
    Federal funds sold                               --                --                                     --
    Time deposits with
     other banks                                    339                --                                    339
    Investment securities                       938,700           153,004                              1,091,704
    Loans, net of unearned
     discount                                 1,151,957           420,725                              1,572,682
    Less: Reserve for possible
     loan losses                                (15,401)           (5,516)                               (20,917)
    Premises and equipment                       28,793            13,758                                 42,551
    Intangible assets                            66,529             4,190                                 70,719
    Other real estate                             1,210               266                                  1,476
    Other assets                                 40,584            12,747                                 53,331
                                            --------------------------------------------------------------------
                                            $ 2,278,401         $ 643,697         $     0            $ 2,922,098
                                            ====================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY
    Deposits:
       Noninterest bearing                  $   262,597         $  56,744                            $   319,341
       Interest bearing                       1,337,388           458,115                              1,795,503
                                            --------------------------------------------------------------------
       Total deposits                         1,599,985           514,859               0              2,114,844

    Federal funds purchased                      28,000                                                   28,000
    Term borrowings                             413,100            60,438                                473,538
    Company obligated mandatorily
     redeemable preferred
     securities of subsidiary
     Community Capital Trust 1
     holding solely junior
     subordinated debentures
     of the company                              29,826                 0                                 29,826
    Subordinated Debentures
    Accrued interest and
     other liabilities                           35,556             3,927                                 39,483
                                            --------------------------------------------------------------------
     Total liabilities                        2,106,467           579,224               0              2,685,691


    Shareholders' equity
       Common stock                               7,979             2,009           1,557                 11,545
       Surplus                                   41,845             6,121          (1,753)                46,213
       Undivided profits                        110,659            56,155               0                166,814
       Accumulated other
        comprehensive income                     11,665               384                                 12,049
       Treasury stock
        (60,820 shares)                              --              (196)            196                     --
       Shares issued under
        employee stock plan
        - unearned                                 (214)                0                                   (214)
                                            --------------------------------------------------------------------
       Total shareholder's
        equity                                  171,934            64,473               0                236,407
                                            --------------------------------------------------------------------
     Total liabilities and
      shareholder's equity                  $ 2,278,401         $ 643,697         $     0            $ 2,922,098
                                            ====================================================================

                  HISTORICAL AND PRO FORMA STATEMENT OF INCOME


                                                                Three Months Ended March 31, 2001
                                                      -------------------------------------------------
                                                                  Historical
                                                      ---------------------------------
                                                      Community Bank      First Liberty        Pro Forma
                                                        System, Inc.        Bank Corp.           Total
Interest and fees on loans                                $25,365            $ 7,896            $33,261
Interest on investments and federal funds sold             13,895              2,741             16,636
                                                      -------------------------------------------------
Total interest income                                      39,260             10,637             49,897

Interest on deposits                                       14,409              5,152             19,561
Interest on federal funds purchased and
   term borrowings                                          5,635                876              6,511
Interest on mandatorily redeemable capital
   securities of subsidiary                                   733                  0                733

Interest on subordinated debentures
                                                      -------------------------------------------------

Total interest expense                                     20,777              6,028             26,805

Net interest income                                        18,483              4,609             23,092
Provision for loan losses                                   1,236                 90              1,326
                                                      -------------------------------------------------
Net interest income after provision
   for loan losses                                         17,247              4,519             21,766

Other income                                                5,413                718              6,131

Salaries and benefits                                       8,141              1,981             10,122
Occupancy Expense                                           2,268                368              2,636
Amortization of intangible assets                           1,364                 95              1,459
Other Expense                                               4,517              1,225              5,742
                                                      -------------------------------------------------
Total Expenses                                             16,290              3,669             19,959

Income before income tax                                    6,370              1,568              7,938
Income tax                                                  1,911                274              2,185
                                                      -------------------------------------------------
Net income                                                $ 4,459            $ 1,294            $ 5,753
                                                      =================================================

 Earnings per share - Basic                               $  0.58            $  0.20            $  0.51
 Earnings per share - Diluted                             $  0.57            $  0.20            $  0.50

                  HISTORICAL AND PRO FORMA STATEMENT OF INCOME

                                                                  Three Months Ended March 31, 2000
                                                          ----------------------------------------------------
                                                                      Historical
                                                          ----------------------------------
                                                          Community Bank       First Liberty         Pro Forma
                                                           System, Inc.         Bank Corp.             Total
Interest and fees on loans                                  $22,656              $ 8,229              $30,885
Interest on investments and federal funds sold               11,915                2,786               14,701
                                                          ----------------------------------------------------
Total interest income                                        34,571               11,015               45,586

Interest on deposits                                         11,171                4,701               15,872
Interest on federal funds purchased and
   term borrowings                                            4,847                1,387                6,234
Interest on mandatorily redeemable capital
   securities of subsidiary                                     733                   --                  733
Interest on subordinated debentures
                                                          ----------------------------------------------------
Total interest expense                                       16,751                6,088               22,839

Net interest income                                          17,820                4,927               22,747
Provision for loan losses                                     1,209                  180                1,389
                                                          ----------------------------------------------------
Net interest income after provision
   for loan losses                                           16,611                4,747               21,358

Other income                                                  3,930                  519                4,449

Salaries and benefits                                         6,819                1,977                8,796
Occupancy Expense                                             1,945                  650                2,595
Amortization of intangible assets                             1,110                   27                1,137
Other Expense                                                 3,488                  864                4,352
                                                          ----------------------------------------------------
Total Expenses                                               13,362                3,518               16,880

Income before income tax                                      7,179                1,748                8,927
Income tax                                                    2,154                  381                2,535
                                                          ----------------------------------------------------
Net income                                                  $ 5,025              $ 1,367              $ 6,392
                                                          ====================================================
Earnings per share - Basic                                  $  0.71              $  0.21              $  0.60
Earnings per share - Diluted                                $  0.70              $  0.21              $  0.59

                  HISTORICAL AND PRO FORMA STATEMENT OF INCOME


                                                                  Twelve Months Ended December 31, 2000
                                                          ----------------------------------------------------
                                                                      Historical
                                                          ----------------------------------
                                                          Community Bank       First Liberty         Pro Forma
                                                           System, Inc.         Bank Corp.             Total
 Interest and fees on loans                                  $ 96,525           $ 33,554             $130,079
 Interest on investments and federal funds sold                48,696             10,661               59,357
                                                          ----------------------------------------------------
  Total interest income                                       145,221             44,215              189,436


 Interest on deposits                                          50,204             19,716               69,920

 Interest on federal funds purchased and
  term borrowings                                              20,876              5,412               26,288

 Interest on mandatorily redeemable capital
  securities of subsidiary                                      2,932                 --                2,932

 Interest on subordinated debentures
                                                          ----------------------------------------------------
  Total interest expense                                       74,012             25,128               99,140


 Net interest income                                           71,209             19,087               90,296
 Provision for loan losses                                      7,182                540                7,722
                                                          ----------------------------------------------------
 Net interest income after provision
  for loan losses                                              64,027             18,547               82,574

 Other income                                                  20,989              2,131               23,120


 Salaries and benefits                                         28,835              7,742               36,577
 Occupancy Expense                                              7,636              2,671               10,307
 Amortization of intangible assets                              4,670                221                4,891
 Other Expense                                                 14,848              4,169               19,017
                                                          ----------------------------------------------------
 Total Expenses                                                55,989             14,803               70,792


Income before income tax                                       29,027              5,875               34,902
Income tax                                                      8,708              1,295               10,003
                                                          ----------------------------------------------------
Net income                                                   $ 20,319           $  4,580             $ 24,899
                                                          ====================================================
 Earnings per share - Basic                                  $   2.88           $   0.72             $   2.34
 Earnings per share - Diluted                                $   2.85           $   0.72             $   2.32

                  HISTORICAL AND PRO FORMA STATEMENT OF INCOME


                                                                  Twelve Months Ended December 31, 1999
                                                          ----------------------------------------------------
                                                                      Historical
                                                          ----------------------------------
                                                          Community Bank       First Liberty         Pro Forma
                                                           System, Inc.         Bank Corp.             Total
Interest and fees on loans                                  $ 84,853            $ 30,727             $115,580
Interest on investments and federal funds sold                39,035              11,832               50,867
                                                          ----------------------------------------------------
Total interest income                                        123,888              42,559              166,447

Interest on deposits                                          42,774              19,128               61,902
Interest on federal funds purchased and
   term borrowings                                            10,241               3,415               13,656
Interest on mandatorily redeemable capital
   securities of subsidiary                                    2,932                  --                2,932
Interest on subordinated debentures
                                                          ----------------------------------------------------
Total interest expense                                        55,947              22,543               78,490

Net interest income                                           67,941              20,016               87,957
Provision for loan losses                                      5,136                 720                5,856
                                                          ----------------------------------------------------
Net interest income after provision
   for loan losses                                            62,805              19,296               82,101


Other income                                                  15,486               2,244               17,730


Salaries and benefits                                         26,388               7,212               33,600
Occupancy Expense                                              7,384               2,462                9,846
Amortization of intangible assets                              4,615                 108                4,723
Other Expense                                                 14,346               4,210               18,556
                                                          ----------------------------------------------------
Total Expenses                                                52,733              13,992               66,725


Income before income tax                                      25,558               7,548               33,106
Income tax                                                     7,923               1,521                9,444
                                                          ----------------------------------------------------
Net income                                                  $ 17,635            $  6,027             $ 23,662
                                                          ====================================================
Earnings per share - Basic                                  $   2.45            $   0.95             $   2.20
Earnings per share - Diluted                                $   2.42            $   0.94             $   2.18

                  HISTORICAL AND PRO FORMA STATEMENT OF INCOME


                                                                                         Twelve Months Ended December 31, 1998
                                                                             ------------------------------------------------------
                                                                                          Historical
                                                                             ----------------------------------
                                                                             Community Bank       First Liberty         Pro Forma
                                                                              System, Inc.         Bank Corp.             Total
Interest and fees on loans                                                     $ 82,778              $ 30,305              $113,083
Interest on investments and federal funds sold                                   40,160                12,060                52,220
                                                                             ------------------------------------------------------
Total interest income                                                           122,938                42,365               165,303

Interest on deposits                                                             49,668                19,834                69,502
Interest on federal funds purchased and
   term borrowings                                                                5,943                 2,839                 8,782
Interest on mandatorily redeemable capital
   securities of subsidiary                                                       2,932                    --                 2,932
Interest on subordinated debentures
                                                                             ------------------------------------------------------
Total interest expense                                                           58,543                22,673                81,216

Net interest income                                                              64,395                19,692                84,087
Provision for loan losses                                                         5,123                   540                 5,663
                                                                             ------------------------------------------------------
Net interest income after provision
   for loan losses                                                               59,272                19,152                78,424

Other income                                                                     17,040                 1,778                18,818

Salaries and benefits                                                            25,750                 7,080                32,830
Occupancy Expense                                                                 7,586                 2,426                10,012
Amortization of intangible assets                                                 4,640                   108                 4,748
Other Expense                                                                    13,900                 5,745                19,645
                                                                             ------------------------------------------------------
Total Expenses                                                                   51,876                15,359                67,235

Income before income tax                                                         24,436                 5,571                30,007
Income taxes                                                                      8,902                 1,570                10,472
                                                                             ------------------------------------------------------
                                                                                 15,534                 4,001                19,535
Cumulative effect of change in accounting principal, net of taxes                   194                                         194
                                                                             ------------------------------------------------------
Net income                                                                     $ 15,728              $  4,001              $ 19,729
                                                                             ======================================================
Earnings per share - Basic                                                     $   2.08              $   0.63              $   1.78
Earnings per share - Diluted                                                   $   2.05              $   0.63              $   1.75